INVESTOR RELATIONS PRESENTATION – DECEMBER 2019

NOTICE OF FORWARD-LOOKING STATEMENTS This presentation contains certain “forward-looking statements,” which include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation, and availability of resources. These forward-looking statements include, without limitation, statements regarding projections, predictions, expectations, estimates, or forecasts as to our business, financial and operational results, and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Forward-looking statements speak only as of the date the statements are made. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, those described the “Risk Factors” section of our Annual Report on Form 10-K, as updated in our subsequent reports filed with the SEC, including reports on Form 10-Q. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. 2

OUR MISSION… Providing The Innovative Research Platforms Transforming Cancer Research 3

CHAMPIONS’ RESEARCH PLATFORMS8

INDUSTRY CHALLENGE: Complex Biology, Complicated Regulatory Landscape, Low Rate of Success. • HIGH FAILURE RATE • 93% of drugs fail in clinical trials • SKYROCKETING R&D COSTS • $1.2 billion average capital outlay per approved drug • PATIENT RESPONSES REMAIN LOW EVEN FOR APPROVED DRUGS • 10% response in third line of therapy • CONSTANT STATE OF LAUNCH • Frequency of new launches for approved drugs has doubled over last 10 years MORE SOPHISTICARED RESEARCH TOOLS ARE REQUIRED TO TRANSFORM CANCER R&D 4

CHAMPIONS’ FOUNDATIONAL PLATFORM: A Company Built on Innovation - Simulating Patient Responses with PDX Modeling A demonstrated predictive value of 87%-94% for Champions TumorGraft® PDX models* Izumchenko E et al, 2017. Ann Oncol. 5

THE GLOBAL LEADING PDX BANK Other tumor types 15 10 17 Colorectal 17 Adrenocortical Duodenal Hepatoblastoma Small bowel Sarcoma Ampullary Endometrial Histiocytoma Small intestinal 48 Lung (NSCLC/SCLC) Bladder ETANTR Merkel cell Sialoblastoma 19 170 Pancreatic Cervical Fallopian tube Myxoma Testicular 25 Chondrosarcoma Gallbladder Prostate Thymoma Head and neck 26 DSRCT GBM Rhabdomyosarcoma Uterine Breast 33 Ovarian Hematological Champions’ PDX Bank 43 133 Melanoma • 87-94% clinical correlation Reproductive • 1300+ PDX models established 52 Renal cell carcinoma • 45+ tumor types Intestinal tract Gastric o Unique Hematological bank 76 Cholangiocarcinoma • Growing bank 125 Liver and biliary duct • Fully annotated 83 85 Bladder o Fully sequenced Other o Patient clinical data o Drug response data • Clinically relevant populations

CHAMPIONS GLOBAL PRESENCE

A Global Organization Built Through Offering Innovative Solutions


Champions corporate headquarters
Hackensack, NJ
Champions laboratory operations
Rockville, MD
Transcure laboratory operations
Archamps, France
Champions TumorGraft®
implantation sites &
clinical collaborators

Commercial Overview:

- Active in 400+ biopharma globally
- Customer base consists of biopharma of all size
- 500+ contracts booked in past 12 months
- Operations in US & Europe
- Sales teams in US, Europe and Asia

CHAMPIONS ONCOLOGY

CHAMPIONS INNOVATIVE PLATFORMS:

Now Offering A Comprehensive Suite of PDX Platforms



Solid & Heme PDX
Flow cytometry
Ex Vivo/In Vitro
Histology
Humanized Models
Plate-Based
mPDX, Syngeneic & huSyngeneic

- ***In vivo* Pharmacology**
  - Simulating clinical trials
  - Drug efficacy studies
  - Pharmacodynamic analysis
- ***Ex Vivo* Pharmacology**
  - Extensive 2D and 3D platforms
  - Autologous co-culture assays
  - High throughput workflow
- **Humanized Mouse Models**
  - Sophisticated study design
  - Unique characterization

CHAMPIONS ONCOLOGY

CHAMPIONS INNOVATIVE PLATFORMS: Providing Advanced Immune Oncology Research Solutions Solid & Heme PDX Flow cytometry • Novel humanized mouse systems developed Ex Vivo/In Vitro Histology • Classic & transgenic syngeneic models • Advanced flow cytometry & histology endpoint analysis Humanized Models Plate-Based • Immune profiling and biologic analyses mPDX, Syngeneic & huSyngeneic

CHAMPIONS INNOVATIVE PLATFORMS:

Providing Sophisticated Biomarker Analyses


Solid & Heme PDX
Flow cytometry
Ex Vivo/In Vitro
Histology
Humanized Models
Plate-Based
mPDX, Syngeneic & huSyngeneic

- **Advanced flow cytometry platforms**
  - 24 color
  - Superior analytic methodology
  - Complex study design
- **Comprehensive array of histology**
  - IHC and IF
  - Single and multiplex
- **Plate-based endpoints**
  - ELISA
  - LUMINEX
  - Immunoassay
  - MSD

CHAMPIONS ONCOLOGY

CHAMPIONS INNOVATIVE PLATFORMS: Solid & Heme PDX Flow cytometry Data Analytics Ex Vivo/In Vitro Histology Leverage Experience to Build a Data Platform: Humanized Models Plate-Based • Use data for predictive insights into MOA • Use data to guide machine mPDX, Syngeneic learning in biomarker or & huSyngeneic diagnostic development

CHAMPIONS INNOVATIVE PLATFORMS: Solid & Heme PDX Flow cytometry Data Analytics Ex Vivo/In Vitro Histology Leverage Experience to Build a Data Platform: Humanized Models Plate-Based • Use data for predictive insights into MOA • Use data to guide machine mPDX, Syngeneic learning in biomarker or & huSyngeneic diagnostic development

DEVELOPING A DATA PLATFORM

Leveraging Data to Transform Precision Medicine

The Problem

Ideal precision medicine strategies require that the molecular data have comprehensive clinical, biological and drug response data from the same patient.

Alternative Datasets

Alternative datasets are fragmented with limited clinical, biologic, and drug response data associated with the molecular dataset

Champions' Dataset

Full Exome and RNA sequencing data with a comprehensive set of associated clinical, biological and drug response data for 1,200+ patients.

- **Integration with public datasets**
- **Analytic visualizations:**
    - Interactive oncogenic signaling pathways.
    - Oncoprints.
    - Differential expression
    - Mutation maps.
    - Expression heat maps.
    - Oncostrips.
- **Recommendation tool for highlighting models with common characteristics**
- **External partnerships being explored:**
    - AI-based Genomic-biomarker platforms
    - AI-based Pathology analysis
    - Immune cell clonality and subset identification

CHAMPIONS ONCOLOGY

CHAMPIONS INNOVATIVE PLATFORMS: Providing The Innovative Platforms Transforming Cancer Research Solid & Heme PDX Flow cytometry Ex Vivo/In Vitro Histology Humanized Models Plate-Based mPDX, Syngeneic Data Analytics & huSyngeneic Discovery Preclinical Translational Clinical

ONCOLOGY MARKET OVERVIEW 8

ONCOLOGY MARKET CONTINUES TO SOAR Oncology market will double between 2019 and 2024 • The oncology CRO market is expected to reach $44B by 2021 • Clinical flow market is expected to reach $1B by 2021 Global Market Sizes by 2021 Global Pharma $752B 6% CAGR Global Oncology $175B 12% CAGR Global Oncology Service $44B 12% CAGR SOURCE: RANCOTEUR NASDAQ: CSBR 9

MARKET POSITIONING & BRAND IMAGE Industry Leader Biggest, brightest & best Innovative Offerings Pioneering & comprehensive Trusted & Quality Flexible & consultative operational delivery Scientific Superiority Strong scientific expertise in oncology at all levels 10

ONCOLOGY SERVICES COMPETITIVE LANDSCAPE Champions Oncology’s existing business segments are positioned as being “High-Valued, Scientific & Innovative Platforms” Expensive Pharmacology Platforms Expensive Biomarker Platforms Inexpensive Inexpensive Off the shelf Innovative Off the shelf Innovative 11

HISTORY OF AGGRESSIVE GROWTH Champions Oncology continues to build infrastructure to capitalize on growing industry demand • Continued Platform Innovation • Expanding to a Global Footprint • Increasing Lab Capabilities • Creating Extensive Pharma Relationships 400+ Customers • Including 18 of the top 20 pharma companies and 400 other pharma and biotech companies 30% Revenue Growth • 3-year cumulative annual growth No customer accounts for greater than 10% of the revenue Significant Repeat Business Champions Expects Continued Revenue Growth and Significant EPS Growth – Does Not Require Additional Capital

FINANCIAL OVERVIEW 8

REVENUE GROWTH AND PROFITABILITY $35,000,000 • 30%+ annual revenue growth $30,000,000 from FY 2016 – FY 2019 $25,000,000 • Breakeven results in FY 2018 $20,000,000 • FY 2019 increase in expenses is due to investment in $15,000,000 product expansion to continue sustain revenue expansion $10,000,000 • $1.5M income from $5,000,000 operations in FY 2019 $0 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Expenses Revenue • Results exclude stock-based compensation and depreciation • FY 2020 results are projected and should not be construed as guidance NASDAQ: CSBR 12

FINANCIAL RESULTS 3 Months Ended October 31, 12 Months Ended April 30, 2019 2018 2019 2018 Operating Revenue Translational Oncology Solutions $7,394 $6,444 $25,790 $18,786 Personalized Oncology Solutions 232 250 1,277 1,455 Total Operating Revenue $7,626 $6,694 $27,067 $20,241 Costs and Operating Expenses Cost of Translational Oncology Solutions $3,721 $3,269 $13,292 $9,348 Cost of Personalized Oncology Solutions 151 162 887 1,172 Research and Development 1,339 1,189 4,784 4,206 Sales and Marketing 951 700 2,965 2,464 General and Administrative 917 894 3,614 3,032 Total Costs and Operating Expenses $7,079 $6,214 $25,542 $20,222 Income/Loss from Operations $547 $480 $1,525 $19 Results exclude stock based compensation and depreciation NASDAQ: CSBR 13

FINANCIAL RESULTS & MULTI YEAR TERM VISION ($ in millions) FY 2021 Estimate FY 2022 Estimate FY 2023 Estimate FY 2024 Estimate Revenue $42.25 $54.93 $70.03 $87.54 Cost of Sales $20.48 $25.90 $32.76 $40.63 GP% 52% 53% 53% 54% R&D $5.68 $6.11 $6.57 $7.06 as a % of revenue 13% 11% 9% 8% Sales and Marketing $4.88 $6.34 $7.92 $9.51 as a % of revenue 12% 12% 11% 11% G&A $4.76 $5.33 $5.97 $6.57 as a % of revenue 11% 10% 9% 8% Total Costs & Op Ex $35.79 $43.68 $53.22 $63.76 Operating income / (loss) $6.46 $11.25 $16.80 $23.77 as a % of revenue 15% 20% 24% 27% • Results exclude stock compensation and depreciation • Revenue growth based but on internal budgets and projections should not be construed as guidance NASDAQ: CSBR

STRATEGIES FOR CONTINUED GROWTH Continued Geographic Expansion of Expansion Services Leveraging people, process technology, and deep Leveraging Data penetration into BioPharma Champions Growth Engine

Ronnie Morris, MD - President and CEO (201) 808-8401 RMorris@ChampionsOncology.com David Miller, MBA - CFO (551) 206-8104 DMiller@ChampionsOncology.com COMPANY CONTACTS NASDAQ: CSBR 16